Exhibit 10.1

INTERNATIONAL GAME TECHNOLOGY

Summary of Named Executive Officer and Director Compensation Arrangements

Exhibit to Form 10Q for period ended June 30, 2009

Executive Officers

In addition to the annual base salaries noted in the table below, compensation arrangements for our executive officers include benefits paid under any applicable employment contracts, other IGT Plans for Management Bonus (including Cash Sharing), Stock Incentives, Profit Sharing, and Deferred Compensation as more fully described in exhibits to our annual report on Form 10-K or interim quarterly Form 10-Q filed with the SEC.  These individuals also receive certain perquisites as explained in our annual proxy statement.  Except for employment contracts that are on file with the SEC, these are at-will employment arrangements.

Name	Title	Base Salary (1)

Patti S. Hart	President, Chief Executive Officer	$800,000

Thomas J. Matthews	Chairman of the Board	$840,000

Patrick Cavanaugh	Executive Vice President, Chief Financial Officer	$300,000

David D. Johnson	Executive Vice President, General Counsel	$525,000

(1) Amounts reported in our proxy statement may vary depending on the timing of pay period during the fiscal year

Directors

Annual Retainer

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$65,000 paid in quarterly installments

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Prior to the beginning of each fiscal year, members may elect to receive all or a part of the total retainer in the form of a restricted stock award

Board and Committee Meeting Fees

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Board - $1,500 per meeting attended after 8 meetings have been held and attended

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Audit - $1,500 per meeting attended after 10 meetings have been held and attended

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Compensation, Nominating & Corporate Governance, and Compliance - $1,500 per meeting attended after 4 meetings have been held.  Special Committee - $1,500 for each in-person meeting plus travel expenses.

Additional Annual Retainer for Board Committee Members (payable in quarterly installments)

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Lead Independent Director - $70,000 cash and an additional grant of restricted shares having a grant-date value of $30,000

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Chair:  Audit - $35,000; Compensation, Nominating & Corporate Governance, and Compliance - $20,000

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Member: Audit - $17,500; Compensation, Nominating & Corporate Governance, Compliance, Special Committee - $10,000

Equity Grants

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Upon election to the board:  20,000 stock options and 5,000 restricted shares vesting ratably over 3 years

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Annual grant:  11,000 stock options and 2,750 shares restricted shares with 1-year vesting